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                                                                    EXHIBIT 23.1
                              ACCOUNTANTS' CONSENT

The Board of Directors
Orchid BioSciences, Inc.:

We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.


                                                      /s/ KPMG LLP
                                          _____________________________________
                                                          KPMG LLP
Princeton, New Jersey

May 1, 2000